UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  June 6, 2011

LIFE PARTNERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State of incorporation)
0-7900 (Commission File Number)	74-2962475 (I.R.S. Employer ID no.)
204 Woodhew Waco, Texas (Address of Principal Executive Offices)	76712 (Zip Code)

Issuer’s telephone number, including area code:  254-751-7797

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 6, 2011, Life Partners Holdings, Inc. (“we” or “Life Partners”) received a letter from Ernst & Young LLP (“Ernst & Young”) addressed to the Chairman of our Audit Committee (the “Resignation Letter”) confirming that it had resigned effective June 3, 2011, as our independent registered public accounting firm, as had been orally communicated to the Chairman of the Audit Committee on June 3, 2011.  The resignation means that Ernst & Young will not certify our financial statements for the fiscal year ended February 28, 2011 (“Fiscal 2011”), which is necessary for completing and filing our Annual Report on Form 10-K for Fiscal 2011 (the “2011 Annual Report”).

The resignation follows a letter from Mr. Brian Pardo, our Chairman and CEO, to our licensee network (persons who refer purchasers to us) commenting upon the delayed filing of our 2011 Annual Report.  The letter stated that it was Mr. Pardo’s position that we would “take action” against Ernst & Young if it did not promptly complete its audit and sign off on our financial statements without adjustment.  Our Audit Committee wrote to Ernst & Young disclaiming the letter’s statements and asserting that the letter did not speak for the Audit Committee.  Notwithstanding the Audit Committee’s disclaimer, Ernst & Young stated that the letter compromised its independence, and when considered with other recent developments, that it was no longer able to rely upon management’s representations, and that it was unwilling to be associated with the financial statements prepared by management.

In its Resignation Letter, Ernst & Young further stated that after a re-examination of our revenue recognition policy, it had concluded that we should revise the policy.  Our existing policy recognizes income at the time a settlement has been closed (that is, an agreement has been reached with the settlor and the purchaser has obligated itself to make the purchase).  Ernst & Young believes that revenues should be recognized no earlier than the final closing of escrowed funds with the settlor.   Ernst & Young also stated that some portion of our fee revenue should be allocated and deferred based the Company’s practice of making premium advances.  It further concluded that the use of our current accounting policies and practices with respect to these matters results in a more than remote likelihood that a material misstatement in our annual and interim financial statements could occur and not be prevented or detected by our internal controls (which are based on existing policies).

The revenue recognition matter constitutes a disagreement as defined under Item 304(a)(1)(iv) of Regulation S-K, as promulgated by the Securities and Exchange Commission (the “SEC”).  Ernst & Young discussed the subject matter of the disagreement with our Audit Committee and our Chief Financial Officer.  We have authorized Ernst & Young to respond fully to any successor independent registered public accounting firm that the Audit Committee appoints.

We engaged Ernst & Young as our independent registered public accounting firm on March 2, 2010, and it had expressed an unqualified opinion on our Fiscal 2010 financial statements.  Ernst & Young followed Eide Bailly LLP (“Eide Bailly”), which had been our independent registered public accounting firm, which audited our Fiscal 2009 financial statements, and which expressed an unqualified opinion on such statements.  Except as described above, during the two most recent fiscal years and interim period preceding Ernst & Young’s resignation, there were no other disagreements with either Ernst & Young or Eide Bailly as defined under Item 304(a)(1)(iv) of Regulation S-K and no other reportable events with either firm as defined under Item 304(a)(1)(v) of Regulation S-K.  While not a reportable event, our report on internal controls and Eide Bailly’s opinion on internal controls include information related to material weaknesses in our internal controls, which were included in our Form 10-K for the year ended February 28, 2009.  The material weakness was unrelated to the matters cited as disagreements by Ernst & Young.

We provided Ernst & Young with a copy of this Current Report on Form 8-K and asked that Ernst & Young furnish us with a letter addressed to the SEC stating whether it agrees with the above statements.  The Resignation Letter is attached as Exhibit 7.1.  Ernst & Young’s letter dated June 9, 2011, addressed to the SEC is attached as Exhibit 16.1.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a

Related Audit Report or Completed Interim Audit Report

As a result of the matters cited in the Resignation Letter, Ernst & Young stated that its reports dated May 12, 2010, with respect to the Fiscal 2010 financial statements and the effectiveness of our internal controls over financial reporting as of February 28, 2010, may no longer be relied upon.  The Resignation Letter is filed as Exhibit 7.1.

Ernst & Young discussed the existence of a disagreement and the non-reliance on its reports with the Chairman of our Audit Committee.  We provided Ernst & Young with a copy of this Current Report on Form 8-K and asked that Ernst & Young furnish us with a letter addressed to the SEC stating whether it agrees with the above statements.  Ernst & Young’s letter dated June 9, 2011, addressed to the SEC is attached as Exhibit 16.1.

Item 8.01.  Other Events

As we previously disclosed, on May 9, 2011, we received a “Wells Notice” from the Staff of the Fort Worth office of the SEC stating that the Staff will recommend that the SEC bring a civil injunctive action against us and two of our directors and executive officers, Brian D. Pardo and R. Scott Peden, for possible violations of Section 17(a) of the Securities Act of 1933, Sections 10(b) and 13(a) of the Securities Exchange Act of 1934, and certain rules thereunder.  On June 3, 2011, we received an amended Wells Notice expanding the scope of the recommendation for civil action.  The expanded Wells Notice states that the Staff will recommend that the SEC bring a civil injunctive action against us and three of our directors and executive officers, Brian D. Pardo, R. Scott Peden and David M. Martin, for possible violations of Section 17(a) of the Securities Act of 1933, Sections 10(b) 13(a), 13(b)(2)(A) and (B) of the Securities Exchange Act of 1934, and certain rules thereunder.

We understood that the initial Wells Notice related primarily to our knowledge of and disclosures about the accuracy of the estimates of the life expectancies of settlors.  We understand that the expanded Wells Notice also includes allegations about the disclosures regarding and the propriety of certain of our accounting policies and practices, including revenue recognition, the impairment of life settlements held by us for investment, and the accrual of reserves for premium advances that we might make on certain client policies.

The Wells Notice is neither a formal allegation nor a finding of wrongdoing.  Upon receipt of a Wells Notice, the recipient is afforded an opportunity to present its positions with respect to the Staff’s recommendation before the SEC decides whether an enforcement action will be authorized.  We intend to respond by setting forth our positions and explaining why we believe an enforcement action is not warranted.  We cannot predict whether the SEC will accept our positions or follow the recommendations of the Staff and initiate an enforcement action.

On June 6, 2011, we issued a press release announcing the expanded Wells Notice, which is furnished as an exhibit and is posted on our website (www.lphi.com).

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

7.1	Letter from Ernst & Young LLP dated June 6, 2011.
16.1	Letter from Ernst & Young LLP dated June 9, 2011.
99.1	Press release dated June 6, 2011.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 9, 2011
Life Partners Holdings, Inc.

By:	/s/ David M. Martin
David M. Martin
Principal Financial Officer

EXHIBIT INDEX

Number	Description	Page

7.1	Letter from Ernst & Young LLP dated June 6, 2011.	7
16.1	Letter from Ernst & Young LLP dated June 9, 2011.	8
99.1	Press release dated June 6, 2011.	9